EXHIBIT 10.1
EXECUTION COPY
AMENDMENT NO. 12 TO THE
INFORMATION TECHNOLOGY SERVICES AGREEMENT
This Amendment No. 12 (this "Amendment No. 12"), effective as of March 31, 2015 (the "Amendment No. 12 Effective Date"), is to the Information Technology Services Agreement, between INTERNATIONAL BUSINESS MACHINES CORPORATION ("Supplier Party") and BROADRIDGE FINANCIAL SOLUTIONS, INC. ("Customer Party"), dated as of March 31, 2010, as amended (the "Agreement"). Supplier Party and Customer Party shall be jointly referred to herein as “Contracting Parties.” Unless otherwise indicated herein, capitalized terms used in this Amendment No. 12 have the meanings set forth in the Agreement. This Amendment No. 12 modifies the Agreement only as stated herein. In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment No. 12, the terms of this Amendment No. 12 shall apply.
WHEREAS, the Contracting Parties desire to implement a two-year contract Term extension in conjunction with the signing and implementation of the GDPS/MGM HyperSwap and the I Series proposals, and accordingly modify the Agreement as set forth in this Amendment No. 12.
NOW, THEREFORE, for and in consideration of the agreements set forth below, effective as of the Amendment No. 12 Effective Date, the Contracting Parties agree as follows:
1.    TWO-YEAR CONTRACT TERM EXTENSION. The Contracting Parties hereby agree that the “Initial Expiration Date” of the Agreement, which is currently June 30, 2022, is modified to June 30, 2024.
Section 25.01 (1) of the Agreement shall then read as follows:
(1) This Agreement shall commence on the Effective Date and shall expire at 24:00 (Eastern Time) on June 30, 2024 ("Initial Expiration Date"), unless terminated earlier as permitted under this Agreement or as extended for the Renewal Term (if any) and the Termination Assistance Period (the "Term").
2.    ATTACHMENTS. The Contracting Parties hereby agree to the terms set forth in the following attachments:

1

Attachment	Subject
A	Statement of Work (SOW No. 14-0079) titled “GDPS/MGM Hyperswap (Mainframe)”
A-1	Form of Statement of Work (SOW No. 14-0079) titled “GDPS/MGM Hyperswap (Mainframe)”
B	Statement of Work for I-Series (I-Series SOW)
C	Updated version of Attachment 4 (IBM Pricing Template)
D	Additional Understandings

3.    ENTIRE AGREEMENT.
This Amendment No. 12, together with the Agreement, constitutes the entire agreement of the Contracting Parties with respect to the subject matter herein. Except as specifically amended herein, the Agreement shall remain in full force and effect and is hereby ratified in all respects. This Amendment No. 12 shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York without giving effect to the principles of conflicts of law.
*        *        *        *

N WITNESS WHEREOF, the authorized representatives of the Contracting Parties have executed this Amendment No. 12 as of the Amendment No. 12 Effective Date.
INTERNATIONAL BUSINESS MACHINES     BROADRIDGE FINANCIAL
CORPORATION    SOLUTIONS, INC.

By: /s/ Robert Talarico              By: /s/ Adam D. Amsterdam

name: Robert Talarico             name: Adam D. Amsterdam

title: PE             title: General Counsel

date: 3/31/2015                     date: 3/31/2015
*date added w/customer approval

3